UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)
May 29, 2012 (May 23, 2012)

THE SHAW GROUP INC.
(Exact name of registrant as specified in its charter)

Louisiana	1-12227	72-1106167
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4171 Essen Lane, Baton Rouge, Louisiana  70809
(Address of principal executive offices and zip code)

(225) 932-2500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

__________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)  On May 23, 2012, The Shaw Group Inc. (the “Company”) and Gary P. Graphia, a former Executive Vice President of the Company, entered into a Consulting Agreement (the “Agreement”), effective May 1, 2012 (the “Effective Date”), to establish certain terms and conditions of Mr. Graphia’s engagement by the Company as a consultant.

Mr. Graphia retired as Executive Vice President of the Company effective May 1, 2012.  Mr. Graphia’s retirement was previously reported in Item 5 of Part II of the Company’s Form 10-Q filed on March 29, 2012, which is incorporated by reference in this Current  Report on Form 8-K.

The Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.  The following is a summary of the terms and conditions contained in the Agreement, and is qualified in its entirety by the terms and provisions of the Agreement.  All capitalized terms used in the summary below that are not defined have the meanings ascribed them in the Agreement.

The Agreement provides, among other things, that: (1) Mr. Graphia shall provide Consulting Services to the Company as reasonably requested by the Company or its subsidiaries and affiliates; (2) Mr. Graphia shall continue to be bound by the Confidentiality Agreement that he entered when employed by the Company; (3) Mr. Graphia shall be compensated as follows: (i) During the first twelve (12) months of the Term of the Agreement, the Company shall pay Mr. Graphia a consulting fee of $16,666.66 per month for up to twenty (20) hours per month, and any hours in excess of twenty hours shall be compensated at a rate of $1,000 per hour; and (ii) During the second twelve (12) months of the Term of the Agreement, the Company shall pay Mr. Graphia a consulting fee of $8,333.33 per month for up to ten (10) hours per month and any hours in excess of ten hours shall be compensated at a rate of $1,000 per hour; (4) the Term of the Agreement is two (2) years from the Effective Date of the Agreement; (5) Either the Company or Mr. Graphia may cancel the Agreement at any time by giving at least thirty (30) days’ written notice, and upon such cancellation, Mr. Graphia shall only be paid for fees earned through the date of such cancellation and expenses incurred but not yet paid; and (6) Mr. Graphia’s vested, but unexercised stock options, shall remain exercisable until the earlier of either twelve months after the Effective Date of the Agreement or its earlier cancellation by Mr. Graphia termination as provided therein.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits.

The exhibit to this Current Report on Form 8-K is listed in the Exhibit Index, which appears at the end of this report and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SHAW GROUP INC.
(Registrant)

Date: May 29, 2012	By:	/s/ John Donofrio
John Donofrio, Executive Vice President,
General Counsel and Corporate Secretary

THE SHAW GROUP INC.

EXHIBIT INDEX

Form 8-K
May 29, 2012

Exhibit Number	Description	Page No.

10.1	Consulting Agreement dated as of May 23, 2012, by and between The Shaw Group Inc. and Gary P. Graphia